UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Insight Select Income Fund

(formerly known as the AAM Select Income Fund)

(Class A: CPUAX)

(Class C: CPUCX)

(Class I: CPUIX)

(Class Y: CPUYX)

ANNUAL REPORT

JUNE 30, 2018

AAM/Insight Select Income Fund

A series of Investment Managers Series Trust

Table of Contents
Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	23
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm..	34
Supplemental Information	35
Expense Examples	41

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/Insight Select Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

18925 Base Camp Road, Monument, CO 80132 Tel: 888.883.2663 Fax: 719.488.4215 www.aamlive.com

AAM/Insight Select Income Fund

Annual Shareholder Letter: June 30, 2018

To the Shareholders and Directors of the AAM/Insight Select Income Fund:

We are pleased to report that the AAM/Insight Select Income Fund (the Fund) has completed its fourth year of operation and we are proud to report on our performance through the end of June 30, 2018.

For the fiscal year ending June 30, 2018, the AAM/Insight Select Income Fund Class A returned -0.78% and -3.72% including applicable sales charges, Class C returned -1.51% and Class I returned -0.43%.1 The Fund’s benchmark, the Bloomberg Barclays U.S. Credit Index, returned -0.40%.2

Over the last 12 months, the Fund outperformed its benchmark given our overweight to the credit sectors of the market while generally maintaining a defensive posture with respect to interest rate exposure. The out-of-benchmark allocation to below investment grade corporates and a material overweight allocation to securitized products both generated positive excess returns over the last twelve months. Our security selection within the investment grade utility sector also drove significant outperformance relative to the Fund’s benchmark. The Fund’s shorter than benchmark duration was additive to performance as interest rates have materially increased over the last 12 months with the 10yr US Treasury having increased in yield by over 50 basis points (bps – 0.01% of 1%). On the negative side, there were certain idiosyncratic investments that were detractors from performance from the emerging markets, consumer products, and financial services sectors.

During 2017, the US and global credit market occupied a ‘Goldilocks zone’ of improving economic activity and benign inflation. This pushed credit spreads to the tightest levels we have seen post-financial crisis. The labor market continued to tighten with the unemployment rate falling to 4.1%, one of the lowest levels in history. Furthermore, manufacturing surveys and confidence indicators increased to cycle highs. President Trump nominated Federal Reserve (Fed) Governor Jerome Powell to succeed Janet Yellen as Fed Chair. In over five years at the Fed, he never dissented from a Fed policy decision. The strong economic backdrop prompted the Fed to continue with its efforts to normalize policy (it regarded the lukewarm inflation backdrop to be ‘transitory’). Government bond yields largely traded within ranges showing little in the way of directionality. Corporate bond spreads grinded tighter, exhibiting low volatility. Risk market volatility, as measured by the VIX Index, traded at its lowest average levels in a calendar year.

As we moved towards 2018, political narratives generally dictated market sentiment and the investment grade corporate bond markets largely ignored strong US economic data as that segment of the credit market materially underperformed most other risk markets including US equities, high yield and levered loans. We believe the underperformance is technically driven, as underlying fundamentals are supportive of credit. The Trump administration passed a business-friendly tax reform package along with spending increases that are supportive for growth and increased corporate profits. The administration also stepped up its protectionist rhetoric, introducing a number of tariffs, including many aimed squarely at China. This increased market concerns about such rhetoric potentially escalating into a trade war. The initial tariff rhetoric provoked intellectual curiosity and dismissiveness by most outside of the obvious targeted industries such as autos, commodities and agriculture. Yet the increasing intensity and scope of economic regions affected began to stress risk markets as the second quarter of 2018 ended. Concerns were raised in US markets over the renewed strength in the US dollar versus other currencies, its impact on emerging markets with current account deficits, and weakness shown in export-dependent European economies.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

Italian politics also introduced unexpected and significant market volatility during in the second quarter of 2018, as populist-leaning parliamentary parties combined platforms to form a coalition government. This Italian political narrative exploded and then quickly settled. The markets abruptly responded to this renewed threat to European unity by sending US Treasury 10-year yields lower by 30bp within a week. Italian sovereign bonds maturing in two years had yields spike by over 200bp to 2.75%.

The Fed delivered three 25bp rate hikes during the 2017 calendar year and thus far has increased its target rate twice during 2018. According to the Fed’s statement of economic projections, they are guiding to another two rate hikes for the remainder of 2018. It is worth reminding readers that in September 2017 the Fed began the process of reducing its $4.55tn balance sheet by letting up to $10bn a month of securities run off (a ceiling that increases every quarter). Since the financial crisis, 2017 was the first year that Fed interest rate projections came to fruition and we expect the same for 2018.

Our economic outlook for the second half of 2018 is quite optimistic and is bolstered by strong domestic fundamentals with the expectation for continued consumer spending and business investment. Currently 2Q 2018 gross domestic product (GDP) is tracking at approximately 4.0% which helps support our forecast of 2.8% GDP growth for 2018. The consumer’s income statement has benefitted from the tax cuts of late 2017 and personal consumption remains robust. Business investment has picked up and we believe could be a source of upside to our forecast. Business lending, an indicator of loan demand from the small and medium-sized businesses, is up 5.0% year-over-year and speaks to rising business confidence and is perhaps a prelude to higher capital spending. Corporate earnings are expected to increase by 18% to 20%, and corporate default rates are expected to remain at the current low level for the next 12 months. Despite the positive economic backdrop, risk events remain on the horizon which may drive market volatility during the second half of 2018. The situation in Italy has yet to be resolved and the European Union is requesting that Italy’s protectionist government trims their budget deficit, which has been met with a lukewarm response. Comments from Italy’s Economy Minister indicate that Italy is currently unwilling to narrow their budget deficit. The trade dispute between the US and China continues to escalate with the US enacting tariffs on Chinese imports as high as 25% on $50 billion of imported goods and an additional 10% tariff proposed on another $200 billion of Chinese imports. A more pronounced escalation that results in a potential disruption of the corporate supply chain could threaten domestic growth and risk sentiment. Lastly, as we think about the second half of 2018, we would be remiss not to mention the mid-term elections which have the potential to create congressional gridlock.

One nuance to consider when linking equity volatility to widening fixed income credit risk premiums is the source of that volatility. Again, it seems much of the volatility might be attributed to rising uncertainties in government policy rather than changes to the economic fundamental outlook. Equity markets were already trading at lofty valuations and had achieved several years of very strong returns. The market first wobbled when changes in White House staff coincided with sharpening rhetoric on protectionist trade policies. A correction seemed appropriate, if not overdue. We maintain a carefully selected overweight to the credit markets, emphasizing improving credits or those that represent stable sources of income. We anticipate modestly higher interest rates for the remainder of the year with a relatively flat interest rate curve, which gives us the impetus to operate with a modest short duration position relative to the index. Our constructive bias on the US economy is reflected through the portfolio’s overweight positions in certain credit sectors of the market such as financials, pipelines and communications, along with an increase in exposure to asset-backed securities. Solid earnings growth, combined with issuers’ active efforts to extend their maturity walls, should keep credit conditions fairly benign for some time. Current risk budget utilization is on the lower end of the range as measured by tracking error volatility.

1.	Sales charges do not apply the Class I shares.

2.	The index is the Bloomberg Barclays U.S. Credit Index. The Barclays US Credit Bond Index represents publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both US and non-US corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. An investment cannot be made directly in a market index.

Gross domestic product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period; in short, it is a broad measurement of a nation’s overall economic activity.

The views expressed in this Annual Shareholder Letter are the views of Cutwater Investor Services Corp. doing business as Insight Investment1, the sub-advisor to the AAM/Insight Select Income Fund (the “Fund”) through the end of the period and are subject to change based on market and other conditions. The Annual Shareholder letter is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. Any such offer may be made only by the Fund’s prospectus. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Investment Risks: All investments are subject to risks including the potential loss of principal. The Fund’s principal risks are outlined below. More information about these risks may be found in the Fund’s prospectus. Fixed income securities decrease in value if interest rates rise. The Fund may not be able to sell some or all of the investments that it holds, or may only be able to sell those investments at less than desired prices. High yield bonds (“junk bonds”) involve greater risks of default, downgrade, or price declines. Convertible securities and warrants are subject to potentially greater volatility than the general market. Foreign securities may be more volatile than the securities of U.S. issuers because of economic and other conditions. These risks are heightened in emerging markets. Investments denominated in foreign currencies are subject to changes in value relative to the U.S. dollar. Real Estate Investment Trusts (REITs) are subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Master Limited Partnership Units (MLPs) risk includes the risks associated with a similar investment in equity securities. Additional risks include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk. Securities lending involves certain potential risks, primarily counterparty, market, liquidity and reinvestment risks.

[1]	Subsequent to the meeting held on March 14-15, 2018, pursuant to an internal reorganization Insight Investment merged into Insight North America LLC, which replaced Insight Investment as the Fund’s sub-advisor effective July 1, 2018. Insight North America LLC is, and Insight Investment was, a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

AAM is an SEC-registered investment advisor and member FINRA/SIPC. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Insight.

Distributor: IMST Distributors, LLC.

Not FDIC Insured – No Bank Guarantee – May Lose Value

AAM/Insight Select Income Fund

FUND PERFORMANCE at June 30, 2018 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bloomberg Barclays Credit Bond Index and the Bloomberg Barclays Aggregate Bond Index. The Fund’s official benchmark is the Bloomberg Barclays Credit Bond Index. The Bloomberg Barclays Aggregate Bond Index is included for comparison purposes. The performance graph above is shown for the Fund’s Class I shares; Class A shares, Class C and Class Y shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year. The Bloomberg Barclays Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2018	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge Class A¹	-0.78%	3.61%	2.64%	04/19/13
Class C²	-1.51%	2.84%	1.88%	04/19/13
Class I³	-0.43%	3.90%	2.92%	04/19/13
Class Y³	-	-	-2.35%[4]	10/31/17
After deducting maximum sales charge Class A¹	-3.72%	2.97%	2.04%	04/19/13
Class C²	-2.47%	2.84%	1.88%	04/19/13
Bloomberg Barclays Credit Bond Index	-0.65%	3.37%	2.25%	04/19/13
Bloomberg Barclays Aggregate Bond Index	-0.40%	2.27%	1.56%	04/19/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current Performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.

AAM/Insight Select Income Fund

FUND PERFORMANCE at June 30, 2018 (Unaudited) – Continued

Gross and net expense ratios for Class A shares were 1.39% and 0.86%, respectively, for Class C shares were 2.14% and 1.61%, respectively, for Class I shares were 1.14% and 0.61%, respectively, and for Class Y shares were 1.04% and 0.51%, respectively, which were stated in the current prospectus dated October 20, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.85%, 1.60%, 0.60%, and 0.50% of the average daily net assets of the Class A, Class C, Class I and Class Y shares of the Fund, respectively. Prior to October 20, 2017, the Fund’s annual operating expense limits were 0.99%, 1.74%, and 0.74% of the average daily net assets of the Fund’s Class A, Class C, and Class I shares, respectively. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until October 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees.

[1]	Maximum sales charge for Class A shares is 3.00%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.

[3]	Class I and Y shares do not have any initial or contingent deferred sales charge.

[4]	Cumulative.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a redemption fee of 2.00%.

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2018

Principal Amount		Value

	Asset-Backed Securities – 10.6%
$270,000	Antares CLO 2017-1 Ltd. 5.459% (LIBOR 3 Month+310 basis points), 7/20/2028[1,2,3]	$273,373
180,000	Avis Budget Rental Car Funding AESOP LLC 2.630%, 12/20/2021[2,3]	177,771
223,527	BCC Funding XIII LLC 2.200%, 12/20/2021[2,3]	222,388
298,000	BCC Funding XIV LLC 2.960%, 6/20/2023[2,3]	296,887
130,675	CLI Funding LLC 4.030%, 4/18/2043[2,3]	131,117
166,892	CPS Auto Receivables Trust 2015-C 2.550%, 2/18/2020[2,3]	166,876
369,000	CPS Auto Trust 2.110%, 3/15/2021[2,3]	366,598
93,530	DB Master Finance LLC 3.629%, 11/20/2047[2,3]	91,847
85,062	DRB Prime Student Loan Trust 2016-B 2.890%, 6/25/2040[2,3]	84,092
525,000	DRB Prime Student Loan Trust 2017-A 2.850%, 5/27/2042[2,3]	513,770
65,518	Drive Auto Receivables Trust 2016-C 2.370%, 11/16/2020[2,3]	65,485
312,000	DT Auto Owner Trust 2018-2 3.670%, 3/15/2024[2,3]	311,781
1,250,000	Flatiron CLO 18 Ltd. 4.167% (LIBOR 3 Month+170 basis points), 4/17/2031[1,2,3]	1,222,441
290,000	Golub Capital Partners CLO 19B-R Ltd. 4.272% (LIBOR 3 Month+255 basis points), 7/26/2029[1,2,3]	291,365
850,000	Golub Capital Partners CLO 36m Ltd. 4.189% (LIBOR 3 Month+210 basis points), 2/5/2031[1,2,3]	834,138
250,000	IVY Hill Middle Market Credit Fund XII Ltd. 5.359% (LIBOR 3 Month+300 basis points), 7/20/2029[1,2,3]	249,436
713,000	Navient Private Education Loan Trust 2017-A 2.973% (LIBOR 1 Month+90 basis points), 12/16/2058[1,2,3]	720,047
397,000	Navistar Financial Dealer Note Master Owner Trust II 3.441% (LIBOR 1 Month+135 basis points), 9/27/2021[1,3]	397,981
360,000	NextGear Floorplan Master Owner Trust 2.540%, 4/18/2022[2,3]	355,683
146,451	SCF Equipment Leasing 2017-2 LLC 3.410%, 12/20/2023[2,3]	144,940
258,000	SMB Private Education Loan Trust 2017-B 2.823% (LIBOR 1 Month+75 basis points), 10/15/2035[1,2,3]	258,767
304,034	Sofi Consumer Loan Program 2017-3 LLC 2.770%, 5/25/2026[2,3]	301,592

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value

	Asset-Backed Securities (Continued)
$288,000	Sofi Consumer Loan Program 2018-1 Trust 3.650%, 2/25/2027[2,3]	$285,596
275,000	Sofi Professional Loan Program 2017-C LLC 3.560%, 7/25/2040[2,3,4]	263,381
153,436	Spirit Master Funding LLC 5.760%, 3/20/2041[2,3]	157,344
106,400	TAL Advantage V LLC 2.830%, 2/22/2038[2,3]	104,520
154,834	Textainer Marine Containers V Ltd. 3.720%, 5/20/2042[2,3]	153,860
281,248	Triton Container Finance IV LLC 3.620%, 8/20/2042[2,3]	276,330
237,025	VSE 2016-A VOI Mortgage LLC 2.540%, 7/20/2033[2,3]	231,770

	Total Asset-Backed Securities (Cost $9,036,949)	8,951,176
	Commercial Mortgage-Backed Securities – 5.4%
240,000	Arbor Realty Collateralized Loan Obligation 2017-FL3 Ltd. 3.063% (LIBOR 1 Month+99 basis points), 12/15/2027[1,2,3]	239,254
164,000	Arbor Realty Commercial Real Estate Notes 2017-FL2 Ltd. 3.063% (LIBOR 1 Month+99 basis points), 8/15/2027[1,2,3]	163,732
345,803	CGDBB Commercial Mortgage Trust 2017-BIOC 3.123% (LIBOR 1 Month+105 basis points), 7/15/2032[1,3]	346,019
555,449	CGMS Commercial Mortgage Trust 2017-MDDR 3.173% (LIBOR 1 Month+110 basis points), 7/15/2030[1,3]	553,345
400,000	Citigroup Commercial Mortgage Trust 2013-375P 3.518%, 5/10/2035[3,4]	390,382
90,000	Citigroup Commercial Mortgage Trust 2016-P6 4.429%, 12/10/2049[2,4]	87,742
65,000	FREMF 2015-K44 Mortgage Trust 3.683%, 1/25/2048[2,3,4]	63,891
150,000	FREMF 2015-K45 Mortgage Trust 3.591%, 4/25/2048[2,3,4]	145,875
188,000	Greystone Commercial Real Estate Notes 2017-FL1 Ltd. 3.623% (LIBOR 1 Month+155 basis points), 3/15/2027[1,2,3]	190,686
273,000	Hunt CRE 2017-FL1 Ltd. 3.073% (LIBOR 1 Month+100 basis points), 8/15/2034[1,2,3]	273,953
375,000	LMREC 2015-CRE1, Inc. 3.064% (LIBOR 1 Month+98 basis points), 2/22/2032[1,2,3]	375,097
229,000	LMREC 2016-CRE2, Inc. 3.784% (LIBOR 1 Month+170 basis points), 11/24/2031[1,2,3]	230,145
200,000	LoanCore 2018-CRE1 Issuer Ltd. 3.203% (LIBOR 1 Month+113 basis points), 5/15/2028[1,2,3]	200,061

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value

	Commercial Mortgage-Backed Securities (Continued)
	MSBAM Commercial Mortgage Securities Trust 2012-CKSV
$290,000	Series 2012-CKSV, Class C, 4.290%, 10/15/2030[3,4]	$284,658
732,000	Series 2012-CKSV, Class D, 4.290%, 10/15/2030[3,4]	639,055
352,800	MSDB Trust 2017-712F 3.630%, 7/11/2039[3,4]	337,295

	Total Commercial Mortgage-Backed Securities (Cost $4,534,988)	4,521,190
	Corporate Bonds – 75.6%
	Communications – 7.5%
200,000	Altice France S.A. 6.250%, 5/15/2024[2,3,5]	194,250
	AT&T, Inc.
210,000	4.500%, 5/15/2035[2]	194,238
750,000	4.750%, 5/15/2046[2]	669,958
250,000	5.150%, 2/15/2050[2,3]	232,970
202,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.750%, 2/15/2026[2,3]	198,465
350,000	Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, 7/23/2022[2]	354,300
600,000	Cox Enterprises, Inc. 7.375%, 7/15/2027[3]	706,472
104,000	Discovery Communications LLC 5.000%, 9/20/2037[2]	100,136
678,000	Grupo Televisa SAB 5.000%, 5/13/2045[2,5]	596,058
400,000	Orange S.A. 9.000%, 3/1/2031[5]	548,901
384,000	Sirius XM Radio, Inc. 5.000%, 8/1/2027[2,3]	359,520
300,000	Sprint Communications, Inc. 7.000%, 3/1/2020[3]	311,250
426,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, 3/20/2025[3]	422,720
64,000	Time Warner Cable, Inc. 6.550%, 5/1/2037	67,895
	Verizon Communications, Inc.
230,000	4.812%, 3/15/2039	222,400
411,000	5.012%, 8/21/2054	386,198
131,000	4.672%, 3/15/2055	116,346
313,000	Viacom, Inc. 6.875%, 4/30/2036	338,201

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value

	Corporate Bonds (Continued)
	Communications (Continued)
$300,000	VTR Finance B.V. 6.875%, 1/15/2024[2,3,5]	$301,410
		6,321,688
	Consumer Discretionary – 6.5%
133,929	American Airlines 2013-2 Class B Pass-Through Trust 5.600%, 7/15/2020[3]	136,691
257,548	American Airlines 2017-1 Class AA Pass-Through Trust 3.650%, 2/15/2029	250,501
417,000	American Airlines 2017-2 Class AA Pass-Through Trust 3.350%, 10/15/2029	402,319
75,343	British Airways 2013-1 Class B Pass-Through Trust 5.625%, 6/20/2020[3,5]	76,872
410,000	ERAC USA Finance LLC 4.500%, 2/15/2045[2,3]	386,494
	Ford Motor Credit Co. LLC
575,000	2.343%, 11/2/2020	559,934
400,000	5.875%, 8/2/2021	424,048
566,000	Global Partners LP / GLP Finance Corp. 6.250%, 7/15/2022[2]	549,020
250,000	McDonald's Corp. 4.450%, 3/1/2047[2]	246,708
475,000	Newell Brands, Inc. 5.375%, 4/1/2036[2]	472,767
750,000	Royal Caribbean Cruises Ltd. 3.700%, 3/15/2028[2,5]	692,674
185,919	U.S. Airways 2013-1 Class A Pass-Through Trust 3.950%, 11/15/2025	184,394
349,000	United Airlines 2018-1 Class B Pass-Through Trust 4.600%, 3/1/2026	348,581
	Wyndham Worldwide Corp.
250,000	5.100%, 10/1/2025[2]	255,938
515,000	4.500%, 4/1/2027[2]	500,837
		5,487,778
	Consumer Staples – 3.1%
617,000	Anheuser-Busch InBev Finance, Inc. 4.900%, 2/1/2046[2]	634,510
635,000	Bacardi Ltd. 5.300%, 5/15/2048[2,3,5]	601,811
443,000	Campbell Soup Co. 4.150%, 3/15/2028[2]	421,824
85,000	General Mills, Inc. 3.200%, 4/16/2021	84,559

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value

	Corporate Bonds (Continued)
	Consumer Staples (Continued)
$394,000	Grupo Bimbo S.A.B. de C.V. 5.950% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year+328 basis points), 4/17/2023[2,3,5,6,8]	$387,893
500,000	Imperial Brands Finance PLC 3.500%, 2/11/2023[2,3,5]	488,262
		2,618,859
	Energy – 14.7%
641,000	Andeavor Logistics LP / Tesoro Logistics Finance Corp. 4.250%, 12/1/2027[2]	614,012
100,000	Cimarex Energy Co. 3.900%, 5/15/2027[2]	96,021
1,229,000	CITGO Petroleum Corp. 6.250%, 8/15/2022[2,3]	1,223,224
200,000	Concho Resources, Inc. 4.875%, 10/1/2047[2]	201,627
	Enbridge, Inc.
1,013,000	5.500%, 12/1/2046[2,5]	1,081,404
180,000	6.000% (LIBOR 3 Month+389 basis points), 1/15/2077[2,5,7]	169,200
28,000	Endeavor Energy Resources LP / EER Finance, Inc. 5.500%, 1/30/2026[2,3]	27,160
178,000	EnLink Midstream Partners LP 6.000% (LIBOR 3 Month+411 basis points), 12/15/2022[2,6,7]	152,134
	Enterprise Products Operating LLC
475,000	6.450%, 9/1/2040	562,134
126,000	5.375% (LIBOR 3 Month+257 basis points), 2/15/2078[2,7]	114,860
85,000	Exterran Energy Solutions LP / EES Finance Corp. 8.125%, 5/1/2025[2]	89,675
769,000	Gulfport Energy Corp. 6.375%, 1/15/2026[2]	738,240
70,000	Kinder Morgan Energy Partners LP 9.000%, 2/1/2019	72,359
250,000	Kinder Morgan, Inc. 8.050%, 10/15/2030	298,216
	Marathon Petroleum Corp.
307,000	4.750%, 9/15/2044[2]	292,085
345,000	5.850%, 12/15/2045[2]	365,236
	MPLX LP
515,000	4.875%, 6/1/2025[2]	529,508
253,000	5.200%, 3/1/2047[2]	251,387
408,000	4.900%, 4/15/2058[2]	362,414
182,000	NGPL PipeCo LLC 7.768%, 12/15/2037[3]	213,850

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value

	Corporate Bonds (Continued)
	Energy (Continued)
$250,000	Noble Energy, Inc. 3.900%, 11/15/2024[2]	$246,491
87,000	Parkland Fuel Corp. 6.000%, 4/1/2026[2,3,5]	85,695
208,000	Patterson-UTI Energy, Inc. 3.950%, 2/1/2028[2,3]	194,549
1,049,000	PBF Holding Co. LLC / PBF Finance Corp. 7.250%, 6/15/2025[2]	1,102,761
	Petroleos Mexicanos
537,000	6.750%, 9/21/2047[5]	506,337
148,000	6.350%, 2/12/2048[3,5]	133,570
250,000	Plains All American Pipeline LP / PAA Finance Corp. 4.500%, 12/15/2026[2]	244,718
400,000	Range Resources Corp. 5.000%, 3/15/2023[2]	387,000
123,000	Sabal Trail Transmission LLC 4.246%, 5/1/2028[2,3]	123,841
455,000	Shell International Finance B.V. 4.000%, 5/10/2046[5]	440,666
196,000	Spectra Energy Partners LP 3.375%, 10/15/2026[2]	180,578
475,000	Sunoco Logistics Partners Operations LP 5.400%, 10/1/2047[2]	436,759
247,000	Sunoco LP / Sunoco Finance Corp. 5.500%, 2/15/2026[2,3]	234,032
187,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.125%, 2/1/2025[2]	184,662
	Williams Partners LP
224,000	4.300%, 3/4/2024[2]	224,801
250,000	4.900%, 1/15/2045[2]	238,825
		12,420,031
	Financials – 25.1%
100,000	AIG Retirement Services, Inc. 8.125%, 4/28/2023	116,200
175,000	Allstate Corp. 6.500% (LIBOR 3 Month+212 basis points), 5/15/2057[2,7]	195,125
802,000	American International Group, Inc. 8.175% (LIBOR 3 Month+420 basis points), 5/15/2058[2,7]	1,010,520
500,000	American Tower Corp. 3.600%, 1/15/2028[2]	463,283
	Bank of America Corp.
225,000	4.100%, 7/24/2023	228,708
1,174,000	3.366% (LIBOR 3 Month+81 basis points), 1/23/2026[2,7]	1,129,524

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value

	Corporate Bonds (Continued)
	Financials (Continued)
$650,000	4.450%, 3/3/2026	$651,506
200,000	4.183%, 11/25/2027[2]	194,780
200,000	5.875%, 2/7/2042	234,144
264,000	Bank of Nova Scotia 4.650% (LIBOR 3 Month+265 basis points), 10/12/2022[2,5,6,7]	238,920
579,000	Barclays Bank PLC 2.797% (LIBOR 3 Month+46 basis points), 1/11/2021[1,2,5]	578,847
210,000	Barclays PLC 4.836%, 5/9/2028[2,5]	198,328
	Citigroup, Inc.
250,000	3.500%, 5/15/2023	244,477
515,000	3.730% (LIBOR 3 Month+143 basis points), 9/1/2023[1,2]	525,593
309,000	5.300%, 5/6/2044	318,125
451,000	Credit Agricole S.A. 4.000% (USD SWAP SEMI 30/360 5Y+164 basis points), 1/10/2033[2,3,5,8]	411,677
1,050,000	Farmers Insurance Exchange 4.747% (LIBOR 3 Month+323 basis points), 11/1/2057[2,3,7]	958,660
239,000	GE Capital International Funding Co. 2.342%, 11/15/2020[5]	233,618
	Goldman Sachs Group, Inc.
409,000	5.950%, 1/15/2027	443,053
500,000	4.109% (LIBOR 3 Month+175 basis points), 10/28/2027[1,2]	509,986
250,000	6.750%, 10/1/2037	296,710
232,000	High Street Funding Trust II 4.682%, 2/15/2048[2,3]	230,128
395,000	HSBC Capital Funding Dollar 1 LP 10.176% (LIBOR 3 Month+498 basis points), 6/30/2030[2,3,5,6,7]	598,919
	JPMorgan Chase & Co.
184,000	4.950%, 3/25/2020	189,490
208,000	5.829% (LIBOR 3 Month+347 basis points), 10/30/2018[2,6,7]	209,560
880,000	4.625% (LIBOR 3 Month+258 basis points), 11/1/2022[2,6,7]	811,360
	Liberty Mutual Group, Inc.
1,112,000	5.246% (LIBOR 3 Month+291 basis points), 3/15/2037[1,2,3]	1,084,200
392,000	7.800%, 3/15/2037[3]	462,560
310,000	Lincoln National Corp. 3.800%, 3/1/2028[2]	296,213
236,000	Massachusetts Mutual Life Insurance Co. 4.900%, 4/1/2077[3]	232,723
	MetLife, Inc.
775,000	6.400% (LIBOR 3 Month+221 basis points), 12/15/2066[2,7]	821,500
200,000	10.750%, 8/1/2039[2]	308,000
635,000	Mitsubishi UFJ Financial Group, Inc. 2.665%, 7/25/2022[5]	612,884

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value

	Corporate Bonds (Continued)
	Financials (Continued)
	Morgan Stanley
$250,000	5.500%, 7/24/2020	$261,160
850,000	4.875%, 11/1/2022	881,630
100,000	3.759% (LIBOR 3 Month+140 basis points), 10/24/2023[1,2]	102,288
150,000	5.000%, 11/24/2025	155,494
500,000	3.950%, 4/23/2027	476,645
194,000	Nasdaq, Inc. 3.850%, 6/30/2026[2]	187,878
379,000	PNC Financial Services Group, Inc. 5.000% (LIBOR 3 Month+330 basis points), 11/1/2026[2,6,7]	375,684
170,000	Pricoa Global Funding 2.450%, 9/21/2022[3]	163,079
266,000	Principal Financial Group, Inc. 3.100%, 11/15/2026[2]	249,085
	Prudential Financial, Inc.
300,000	5.625% (LIBOR 3 Month+392 basis points), 6/15/2043[2,7]	309,375
530,000	5.200% (LIBOR 3 Month+304 basis points), 3/15/2044[2,7]	528,012
496,000	Santander UK PLC 2.654% (LIBOR 3 Month+30 basis points), 11/3/2020[1,5]	494,286
342,000	Svenska Handelsbanken A.B. 2.804% (LIBOR 3 Month+49 basis points), 9/6/2019[1,5]	343,185
750,000	Synchrony Financial 3.950%, 12/1/2027[2]	691,881
34,000	Trinity Acquisition PLC 4.400%, 3/15/2026[2,5]	33,667
250,000	UBS A.G. 7.625%, 8/17/2022[5]	275,975
	Wells Fargo & Co.
350,000	4.480%, 1/16/2024	357,003
250,000	5.875% (LIBOR 3 Month+399 basis points), 6/15/2025[2,6,7]	257,813
		21,183,461
	Health Care – 2.9%
	Celgene Corp.
1,195,000	3.875%, 8/15/2025[2]	1,162,930
90,000	5.000%, 8/15/2045[2]	88,127
362,000	CVS Health Corp. 4.300%, 3/25/2028[2]	357,080
500,000	HCA, Inc. 5.375%, 2/1/2025	492,350
310,000	Mylan N.V. 3.950%, 6/15/2026[2,5]	296,049

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value

	Corporate Bonds (Continued)
	Industrials – (Continued)
$38,000	Valeant Pharmaceuticals International, Inc. 5.500%, 11/1/2025[2,3,5]	$37,449
		2,433,985
	Industrials – 2.1%
	General Dynamics Corp. 2.875%, 5/11/2020	472,486
	General Electric Co.
84,000	5.300%, 2/11/2021	87,879
515,000	5.000% (LIBOR 3 Month+333 basis points), 1/21/2021[2,6,7]	507,275
100,000	Heathrow Funding Ltd. 4.875%, 7/15/2021[3,5]	104,517
231,000	JSL Europe S.A. 7.750%, 7/26/2024[2,3,5]	207,900
50,000	Sydney Airport Finance Co. Pty Ltd. 3.375%, 4/30/2025[2,3,5]	47,829
200,000	Union Pacific Corp. 4.500%, 9/10/2048[2]	203,308
150,000	United Technologies Corp. 2.800%, 5/4/2024[2]	142,171
		1,773,365
	Materials – 5.3%
200,000	Alcoa Nederland Holding B.V. 6.125%, 5/15/2028[2,3,5]	201,250
792,000	BHP Billiton Finance USA Ltd. 6.750% (USD SWAP SEMI 30/360 5Y+509 basis points), 10/19/2075[2,3,5,8]	858,924
215,000	Cleveland-Cliffs, Inc. 4.875%, 1/15/2024[2,3]	207,475
379,000	Ferroglobe PLC / Globe Specialty Metals, Inc. 9.375%, 3/1/2022[2,3,5]	392,265
400,000	First Quantum Minerals Ltd. 7.250%, 4/1/2023[2,3,5]	400,000
500,000	Glencore Funding LLC 4.125%, 5/30/2023[3]	498,905
315,000	International Paper Co. 5.150%, 5/15/2046[2]	320,503
400,000	Mexichem S.A.B. de C.V. 4.000%, 10/4/2027[2,3,5]	366,000
500,000	Nutrien Ltd. 3.625%, 3/15/2024[2,5]	485,850
133,000	Olin Corp. 5.000%, 2/1/2030[2]	125,685

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value

	Corporate Bonds (Continued)
	Materials (Continued)
$125,000	Plastipak Holdings, Inc. 6.250%, 10/15/2025[2,3]	$115,000
159,000	Teck Resources Ltd. 5.200%, 3/1/2042[2,5]	139,324
285,000	Vale Overseas Ltd. 6.250%, 8/10/2026[5]	308,655
		4,419,836
	Technology – 3.1%
317,000	j2 Cloud Services LLC / j2 Global Co.-Obligor, Inc. 6.000%, 7/15/2025[2,3]	320,963
137,000	Microsoft Corp. 4.500%, 2/6/2057[2]	148,718
525,000	NXP B.V. / NXP Funding LLC 3.875%, 9/1/2022[3,5]	515,812
500,000	Oracle Corp. 3.850%, 7/15/2036[2]	478,874
563,000	Pitney Bowes, Inc. 4.375%, 5/15/2022[2]	510,410
709,000	Tencent Holdings Ltd. 3.595%, 1/19/2028[2,3,5]	670,728
		2,645,505
	Utilities – 5.3%
170,000	Black Hills Corp. 3.950%, 1/15/2026[2]	168,126
675,000	Cleveland Electric Illuminating Co. 3.500%, 4/1/2028[2,3]	640,134
262,000	Duquesne Light Holdings, Inc. 6.400%, 9/15/2020[3]	276,936
508,000	Edison International 2.400%, 9/15/2022[2]	484,252
317,000	Enel Finance International N.V. 2.750%, 4/6/2023[3,5]	294,999
248,000	Exelon Corp. 3.400%, 4/15/2026[2]	235,543
	FirstEnergy Corp.
200,000	7.375%, 11/15/2031	259,211
410,000	4.850%, 7/15/2047[2]	419,215
230,000	Kansas City Power & Light Co. 4.200%, 6/15/2047[2]	226,105
	NiSource, Inc.
300,000	4.375%, 5/15/2047[2]	291,368
277,000	5.650% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year+284 basis points), 6/15/2023[2,3,6,8]	274,922

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value

	Corporate Bonds (Continued)
	Utilities (Continued)
	Southern Co. Gas Capital Corp.
$426,000	5.875%, 3/15/2041[2]	$494,964
121,000	3.950%, 10/1/2046[2]	111,270
282,000	4.400%, 5/30/2047[2]	278,983
		4,456,028
	Total Corporate Bonds (Cost $66,065,423)	63,760,536

	Municipal Bonds – 0.4%
260,000	State of California 7.550%, 4/1/2039	383,407

	Total Municipal Bonds (Cost $364,072)	383,407

	U.S. Government and AGENCies – 8.0%
41,179	Fannie Mae Pool 6.000%, 7/1/2040	46,477
	United States Treasury Bond
1,222,900	3.500%, 2/15/2039	1,332,292
1,090,000	3.000%, 2/15/2048	1,093,662
	United States Treasury Note
87,800	7.125%, 2/15/2023	104,475
2,781,000	2.750%, 4/30/2023	2,783,717
475,500	2.750%, 5/31/2023	476,095
324,400	2.875%, 5/31/2025	325,642
495,000	2.750%, 2/15/2028	490,765
59,800	2.875%, 5/15/2028	59,919

	Total U.S. Government and agencies (Cost $6,675,382)	6,713,044

Number of Shares

	Preferred Stocks – 0.3%
	Financials – 0.3%
2,800	CoBank ACB 6.250% (LIBOR 3 Month+456 basis points), 10/1/2022[2,6,7]	294,700

	Total Preferred Stocks (Cost $299,688)	294,700

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Number of Shares		Value

	Short-Term Investments – 0.8%
667,047	Federated Treasury Obligations Fund - Institutional Class 1.735%, 7/4/2018[9]	$667,047

	Total Short-Term Investments (Cost $667,047)	667,047

	Total Investments – 101.1% (Cost $87,643,549)	$85,291,100
	Liabilities in Excess of Other Assets – (1.1)%	(952,653)

	Total Net Assets – 100.0%	$84,338,447

LP – Limited Partnership

PLC – Public Limited Company

[1]	Floating rate security.
[2]	Callable.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $30,999,579 which represents 36.8% of Net Assets.
[4]	Variable rate security.
[5]	Foreign security denominated in U.S. Dollars.
[6]	Perpetual security. Date shown is next call date.
[7]	Fixed to float security. Fixed rate indicated is the rate effective at June 30, 2018. Security may convert at a future date to a floating rate of referenced rate and spread.
[8]	Fixed to variable security. Fixed rate indicated is the rate effective at June 30, 2018. Security may convert at a future date to a variable rate of referenced rate and spread.
[9]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

SUMMARY OF INVESTMENTS

As of June 30, 2018

Security Type/Industry	Percent of Total Net Assets
Corporate Bonds
Financials	25.1%
Energy	14.7%
Communications	7.5%
Consumer Discretionary	6.5%
Utilities	5.3%
Materials	5.3%
Technology	3.1%
Consumer Staples	3.1%
Health Care	2.9%
Industrials	2.1%
Total Corporate Bonds	75.6%
Asset-Backed Securities	10.6%
U.S. Government and Agencies	8.0%
Commercial Mortgage-Backed Securities	5.4%
Municipal Bonds	0.4%
Preferred Stocks
Financials	0.3%
Total Preferred Stocks	0.3%
Short-Term Investments	0.8%
Total Investments	101.1%
Liabilities in Excess of Other Assets	(1.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2018

Assets:
Investments, at value (cost $87,643,549)	$85,291,100
Receivables:
Securities sold	557,747
Fund shares sold	6,562
Dividends and interest	933,035
Due from Advisor	5,624
Prepaid expenses	42,219
Total assets	86,836,287

Liabilities:
Payables:
Investment securities purchased	1,215,939
Fund shares redeemed	1,190,074
Shareholder servicing fees (Note 7)	15,683
Distribution fees - Class A (Note 8)	2,410
Distribution fees - Class C (Note 8)	2,562
Auditing fees	19,432
Fund accounting fees	16,816
Fund administration fees	11,013
Transfer agent fees and expenses	7,678
Chief Compliance Officer fees	1,412
Custody fees	1,168
Trustees' Deferred Compensation (Note 3)	927
Trustees' fees and expenses	170
Accrued other expenses	12,556
Total liabilities	2,497,840

Net Assets	$84,338,447

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$87,232,713
Accumulated net investment income	269,117
Accumulated net realized loss on investments	(810,934)
Net unrealized depreciation on investments	(2,352,449)
Net Assets	$84,338,447

Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$11,354,169
Number of shares issued and outstanding	1,161,254
Net asset value per share[1]	$9.78
Maximum sales charge (3.00% of offering price)[2]	0.30
Maximum offering price to public	$10.08

Class C Shares:
Net assets applicable to shares outstanding	$3,171,318
Number of shares issued and outstanding	324,494
Net asset value per share[3]	$9.77

Class I Shares:
Net assets applicable to shares outstanding	$69,812,380
Number of shares issued and outstanding	7,125,414
Net asset value per share	$9.80

Class Y Shares:
Net assets applicable to shares outstanding	$580
Number of shares issued and outstanding	59
Net asset value per share[4]	$9.79

[1]	A Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on certain purchases of $1 million or more that are redeemed in whole or in part within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $100,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed in whole or in part within 12 months of purchase.
[4]	Net asset value is calculated based on unrounded net assets and shares outstanding.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2018

Investment Income:
Dividends	$17,500
Interest (net of foreign withholding taxes of $101)	2,996,652
Total investment income	3,014,152

Expenses:
Advisory fees	309,808
Fund accounting fees	118,706
Fund administration fees	98,552
Registration fees	74,088
Transfer agent fees and expenses	71,063
Legal fees	33,791
Distribution fees - Class A (Note 8)	29,729
Distribution fees - Class C (Note 8)	28,203
Shareholder servicing fees - Class A (Note 7)	6,700
Shareholder servicing fees - Class C (Note 7)	1,462
Shareholder servicing fees - Class I (Note 7)	28,052
Auditing fees	20,981
Custody fees	17,732
Chief Compliance Officer fees	15,301
Shareholder reporting fees	14,501
Trustees' fees and expenses	7,501
Miscellaneous	7,210
Insurance fees	785

Total expenses	884,165
Advisory fees waived	(309,808)
Other expenses absorbed	(65,747)
Net expenses	508,610
Net investment income	2,505,542

Realized and Unrealized Gain (Loss):
Net realized loss on investments	(60,622)
Net change in unrealized appreciation/depreciation on investments	(3,350,508)
Net realized and unrealized loss	(3,411,130)

Net Decrease in Net Assets from Operations	$(905,588)

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$2,505,542	$1,560,171
Net realized loss on investments	(60,622)	(327,019)
Net change in unrealized appreciation/depreciation on investments	(3,350,508)	292,207
Net increase (decrease) in net assets resulting from operations	(905,588)	1,525,359

Distributions to Shareholders:
From net investment income:
Class A	(358,124)	(288,658)
Class C	(64,849)	(39,562)
Class I	(1,967,121)	(1,155,306)
Class Y1	(12)	-
Total distributions to shareholders	(2,390,106)	(1,483,526)

Capital Transactions:
Net proceeds from shares sold:
Class A	6,001,503	14,796,124
Class C	2,346,906	2,154,367
Class I	40,496,448	17,962,574
Class Y1	594	-
Reinvestment of distributions:
Class A	320,982	267,778
Class C	51,287	23,736
Class I	1,897,081	1,101,181
Class Y1	12	-
Cost of shares redeemed:
Class A2	(5,418,631)	(6,141,901)
Class C3	(1,487,952)	(459,511)
Class I4	(14,205,168)	(6,540,816)
Net increase in net assets from capital transactions	30,003,062	23,163,532

Total increase in net assets	26,707,368	23,205,365

Net Assets:
Beginning of period	57,631,079	34,425,714
End of period	$84,338,447	$57,631,079

Accumulated net investment income	$269,117	$148,464

Capital Share Transactions:
Shares sold:
Class A	594,628	1,455,901
Class C	231,798	211,728
Class I	3,999,818	1,777,811
Class Y1	58	-
Shares reinvested:
Class A	31,835	26,717
Class C	5,106	2,366
Class I	188,282	109,494
Class Y1	1	-
Shares redeemed:
Class A	(537,775)	(615,430)
Class C	(147,718)	(45,732)
Class I	(1,423,694)	(657,432)
Net increase from capital share transactions	2,942,339	2,265,423

[1]	Class Y shares commenced operations on October 31, 2017.
[2]	Net of redemption fee proceeds of $4,431 and $8,070, respectively.
[3]	Net of redemption fee proceeds of $399 and $1,734, respectively.
[4]	Net of redemption fee proceeds of $56,050 and $13,739, respectively.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,

	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.16	$10.10	$9.80	$10.03	$9.56
Income from Investment Operations:
Net investment income[1]	0.31	0.29	0.30	0.29	0.34
Net realized and unrealized gain (loss) on investments	(0.38)	0.04	0.28	(0.19)	0.46
Total from investment operations	(0.07)	0.33	0.58	0.10	0.80

Less Distributions:
From net investment income	(0.31)	(0.28)	(0.28)	(0.33)	(0.33)

Redemption fee proceeds[1]	- [2]	0.01	-	-	-

Net asset value, end of period	$9.78	$10.16	$10.10	$9.80	$10.03

Total return[3]	(0.78)%	3.45%	6.10%	0.96%	8.59%

Ratios and Supplemental Data:
Net assets, end of period	$11,354,169	$10,892,130	$2,074,780	$1,003,028	$40,623

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.37%	1.51%	1.70%	1.94%	2.29%
After fees waived and expenses absorbed	0.87%[4]	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.62%	2.35%	2.41%	1.97%	2.10%
After fees waived and expenses absorbed	3.12%	2.87%	3.12%	2.92%	3.40%

Portfolio turnover rate	64%	68%	45%	38%	32%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 3.00% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included, total returns would be lower.
[4]	Effective October 20, 2017 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.85% of average daily net assets of Class A shares of the Fund. Prior to October 20, 2017, the annual operating expense limit was 0.99%.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,

	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.15	$10.10	$9.79	$10.02	$9.55
Income from Investment Operations:
Net investment income[1]	0.24	0.21	0.23	0.21	0.26
Net realized and unrealized gain (loss) on investments	(0.39)	0.04	0.29	(0.18)	0.46
Total from investment operations	(0.15)	0.25	0.52	0.03	0.72

Less Distributions:
From net investment income	(0.23)	(0.21)	(0.21)	(0.26)	(0.25)

Redemption fee proceeds[1]	- [2]	0.01	-	-	-

Net asset value, end of period	$9.77	$10.15	$10.10	$9.79	$10.02

Total return[3]	(1.51)%	2.62%	5.47%	0.23%	7.69%

Ratios and Supplemental Data:
Net assets, end of period	$3,171,318	$2,389,241	$676,168	$294,068	$516

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.10%	2.26%	2.45%	2.69%	3.04%
After fees waived and expenses absorbed	1.60%[4]	1.74%	1.74%	1.74%	1.74%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.88%	1.60%	1.66%	1.22%	1.35%
After fees waived and expenses absorbed	2.38%	2.12%	2.37%	2.17%	2.65%

Portfolio turnover rate	64%	68%	45%	38%	32%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.
[4]	Effective October 20, 2017 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.60% of average daily net assets of Class C shares of the Fund. Prior to October 20, 2017, the annual operating expense limit was 1.74%.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,

	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.17	$10.12	$9.79	$10.02	$9.56
Income from Investment Operations:
Net investment income[1]	0.34	0.31	0.33	0.32	0.35
Net realized and unrealized gain (loss) on investments	(0.39)	0.05	0.29	(0.20)	0.46
Total from investment operations	(0.05)	0.36	0.62	0.12	0.81

Less Distributions:
From net investment income	(0.33)	(0.31)	(0.30)	(0.35)	(0.35)

Redemption fee proceeds[1]	0.01	- [2]	0.01	- [5]	-

Net asset value, end of period	$9.80	$10.17	$10.12	$9.79	$10.02

Total return[3]	(0.43)%	3.59%	6.65%	1.22%	8.73%

Ratios and Supplemental Data:
Net assets, end of period	$69,812,380	$44,349,708	$31,674,766	$30,587,345	$26,079,777

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.09%	1.26%	1.45%	1.69%	2.04%
After fees waived and expenses absorbed	0.59%[4]	0.74%	0.74%	0.74%	0.74%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.90%	2.60%	2.66%	2.22%	2.35%
After fees waived and expenses absorbed	3.40%	3.12%	3.37%	3.17%	3.65%

Portfolio turnover rate	64%	68%	45%	38%	32%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective October 20, 2017 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.60% of average daily net assets of Class I shares of the Fund. Prior to October 20, 2017, the annual operating expense limit was 0.74%.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

FINANCIAL HIGHLIGHTS

Class Y

Per share operating performance.

For a capital share outstanding throughout the period.

For the Period October 31, 2017* through June 30, 2018
Net asset value, beginning of period	$10.23
Income from Investment Operations:
Net investment income[1]	0.24
Net realized and unrealized loss on investments	(0.48)
Total from investment operations	(0.24)

Less Distributions:
From net investment income	(0.20)

Redemption fee proceeds[1]	-

Net asset value, end of period	$9.79

Total return[2]	(2.35)%[3]

Ratios and Supplemental Data:
Net assets, end of period	$580

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.00%[4]
After fees waived and expenses absorbed	0.50%[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	3.08%[4]
After fees waived and expenses absorbed	3.58%[4]

Portfolio turnover rate	64%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Note 1 – Organization

AAM/Insight Select Income Fund (formerly known as the AAM Select Income Fund) (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to seek current income. The Fund currently offers four classes of shares: Class A, Class C, Class I and Class Y. The Fund’s Class A, Class C and Class I shares commenced investment operations on April 19, 2013. The Fund’s Class Y shares commenced investment operations on October 31, 2017.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended June 30, 2015-2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor. Effective October 20, 2017 (the "Effective Date"), the Advisor has lowered its management fee from the annual rate of 0.50% to 0.38% of the Fund’s average daily net assets. In addition, as of the Effective Date, the Advisor has agreed to reduce the limit on the total annual fund operating expenses from 0.99%, 1.74% and 0.74% to 0.85%, 1.60% and 0.60% of the average daily net assets for the Fund's Class A, Class C and Class I shares, respectively. The Advisor has engaged Cutwater Investor Services Corp. doing business as Insight Investment1 (the “Sub-Advisor”) to manage the Fund and pay the Sub-Advisor from its advisory fees.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.85%, 1.60%, 0.60% and 0.50% of the average daily net assets of the Fund's Class A, Class C, Class I and Class Y Shares, respectively. This agreement is in effect until October 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended June 30, 2018, the Advisor waived all of its fees and absorbed other expenses totaling $375,555 for the Fund. The Advisor may recover from the Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which it was waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

2019	$240,607
2020	268,428
2021	375,555
Total	$884,590

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2018, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

[1]	Subsequent to the meeting held on March 14-15, 2018, pursuant to an internal reorganization Insight Investment merged into Insight North America LLC, which replaced Insight Investment as the Fund’s sub-advisor effective July 1, 2018. Insight North America LLC is, and Insight Investment was, a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested Fund and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees’ Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2018, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2018, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$87,644,208

Gross unrealized appreciation	376,796
Gross unrealized depreciation	(2,729,904)

Net unrealized depreciation	$(2,353,108)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid in Capital	Undistributed Accumulated Net Investment Loss	Accumulated Undistributed Net Realized Gain
Select Income Fund	$337	$5,217	$(5,554)

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

As of June 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$269,117
Undistributed long-term capital gains	-
Tax accumulated earnings	269,117

Accumulated capital and other losses	(810,275)
Unrealized appreciation on investments	(2,353,108)
Total accumulated earnings	$(2,894,266)

The tax character of the distributions paid during the fiscal years ended June 30, 2018, and June 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$2,390,106	$1,483,526
Net long-term capital gains	-	-
Total distributions paid	$2,390,106	$1,483,526

At June 30, 2018, the Fund had $803,118 of accumulated short term capital loss carryforward and $7,157 of accumulated long term capital loss carryforward. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended June 30, 2018 and the year ended June 30, 2017, the Fund received $60,880 and $23,543, respectively, in redemption fees.

Note 6 – Investment Transactions

For the year ended June 30, 2018, purchases and sales of investments, excluding short-term investments, were $79,715,948 and $46,774,668, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class A shares, Class C shares, and Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Class Y shares do not participate in the Shareholder Servicing Plan.

For the year ended June 30, 2018, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares and Class Y shares are not subject to any distribution or service fees under the Plan.

For the year ended June 30, 2018, distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2018, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Investments
Asset-Backed Securities	$-	$9,855,130	$-	$9,855,130
Commercial Mortgage-Backed Securities	-	3,617,236	-	3,617,236
Corporate Bonds[1]	-	63,760,536	-	63,760,536
Municipal Bonds	-	383,407	-	383,407
U.S. Government and Agencies	-	6,713,044	-	6,713,044
Preferred Stocks	-	294,700	-	294,700
Short-Term Investments	667,047	-	-	667,047
Total Investments	$667,047	$84,624,053	$-	$85,291,100

[1]	For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedules of Investments.
*	The Fund did not hold any Level 3 securities at period end.

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the AAM/Insight Select Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the AAM/Insight Select Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies from brokers were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2018

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended June 30, 2018, 0.70% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Fund, designates Income dividends of 0.70%, as qualified dividend income paid during the year ended June 30, 2018.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	5	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	5	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	5	None.

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	5	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	5	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014	President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).	N/A	N/A

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AAM/HIMCO Short Duration Fund, the AAM/Bahl & Gaynor Income Growth Fund, the AAM/HIMCO Global Enhanced Dividend Income Fund, and the AAM/Phocas Real Estate Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement and Sub-Advisory Agreement

At an in-person meeting held on March 14-15, 2018, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Cutwater Investor Services Corp. doing business as Insight Investment1 (the “Sub-Advisor”) with respect to the AAM/Insight Select Income Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing performance of the Fund with returns of the Bloomberg Barclays U.S. Credit Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Corporate Bond fund universe (the “Fund Universe”) for the one- and three-year periods ended December 31, 2017; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or the Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Advisors Asset Management, Inc.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total returns for the one- and three-year periods were above the Peer Group and Fund Universe median returns and the returns of the Bloomberg Barclays U.S. Credit Index and Bloomberg Barclays U.S. Aggregate Bond Index.

[1]	Subsequent to the meeting held on March 14-15, 2018, pursuant to an internal reorganization Insight Investment merged into Insight North America LLC, which replaced Insight Investment as the Fund’s sub-advisor effective July 1, 2018. Insight North America LLC is, and Insight Investment was, a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were the same as the Peer Group median, and slightly higher than the Fund Universe median by 0.02%. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes. The Trustees also noted that in 2017, the Investment Advisor reduced the Fund’s advisory fee by 12 basis points and Fund’s total expense ratio for all share classes by 14 basis points.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2017, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain operating expenses of the Fund, and did not realize a profit. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Insight Investment

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee schedule charged by the Sub-Advisor with respect to the Fund and noted that it was the same as or lower than the advisory fee the Sub-Advisor charges to manage two other mutual funds, one of which has the same strategy as the Fund, and the other of which has a strategy similar to that of the Fund. The Board noted that the Investment Advisor pays the Sub-Advisor’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Benefits to the Sub-Advisor

The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

AAM/Insight Select Income Fund

EXPENSE EXAMPLE

For the Six Months Ended June 30, 2018 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		1/1/18	6/30/18	1/1/18– 6/30/18
Class A*	Actual Performance	$ 1,000.00	$ 969.90	$ 3.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.75	4.09
Class C*	Actual Performance	1,000.00	965.10	7.59
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.07	7.79
Class I*	Actual Performance	1,000.00	971.00	2.67
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.09	2.74
Class Y*	Actual Performance	1,000.00	970.20	2.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.32	2.50

*	Expenses are equal to the Fund’s annualized expense ratios of 0.82%, 1.56%, 0.55%, and 0.50% for Class A, Class C, Class I, and class Y shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

This page is intentionally left blank

This page is intentionally left blank

AAM/Insight Select Income Fund

A series of Investment Managers Series Trust

Investment Advisor

Advisors Asset Management, Inc.

18925 Base Camp Road, Suite 203

Monument, Colorado 80132

Sub-Advisor

Insight North America LLC

200 Park Avenue, 7th Floor

New York, New York 10166

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Insight Select Income Fund - Class A	CPUAX	46141P 883
AAM/Insight Select Income Fund - Class C	CPUCX	46141P 875
AAM/Insight Select Income Fund - Class I	CPUIX	46141P 867
AAM/Insight Select Income Fund - Class Y	CPUYX	46141Q 121

Privacy Principles of the AAM/Insight Select Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/Insight Select Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 966-9661. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/Insight Select Income Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2018	FYE 06/30/2017
Audit Fees	$16,700	$16,200
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2018	FYE 06/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 06/30/2018	FYE 06/30/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/7/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/7/18

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/7/18